Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

Note 14.  Related Party Transactions

During 2016, the Company entered into a Research Collaboration and License Agreement with a related party, Providence, whose CEO and President is also a shareholder of the Company, to identify and optimize microRNA modulators and/or mimetics for the treatment of neoplastic diseases. In April 2017, the Providence Agreement was amended to include mRNA for the treatment of neoplastic disease. In July 2018, the Providence Agreement was amended and restated to cover brain neoplasms, breast neoplasms and ovarian neoplasms.  Each party is responsible for their own research costs under the agreement, and Providence is responsible for all of the development costs through the completion of Phase 2 clinical trials. The Company is entitled to share in future product revenue of each product provided the Company shares in the product’s post Phase 2 costs. Separately, Providence has agreed to pay for FTEs at a specified rate. For the years ended December 31, 2018 and 2017, the Company has recognized $0.6 million and $1.0 million, respectively, in revenue related to the amortization of the upfront payment and revenue related to the payment for FTEs and expense reimbursements. There were no outstanding accounts receivable balances related to this agreement as of December 31, 2018 and December 31, 2017. During the third quarter of 2017, the Company’s ordinary share agreement for the President and CEO of Providence was modified to remove the vesting conditions of the original grant and the Company recognized $1.5 million in related stock compensation expense.

During May 2018, the Company agreed to reimburse professional fees related to the proxy incurred by Joseph Payne, President & CEO, Board of Director, and Padmanabh Chivukula, COO & CSO, totaling $1.4 million.